SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

Pilgrim Bancshares, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	$125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
☐	$500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

 ____________________________________________________________________

2) Aggregate number of securities to which transaction applies:

 ____________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

 ____________________________________________________________________

4) Proposed maximum aggregate value of transaction:

 ____________________________________________________________________

☐    Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

April 18, 2016

Dear Stockholder:

We cordially invite you to attend the 2016 Annual Meeting of Stockholders (the “Annual Meeting”) of Pilgrim Bancshares, Inc (the “Company”). Our Annual Meeting will be held at the Red Lion Inn, located at 71 South Main Street, Cohasset, Massachusetts at 1:00 p.m., Eastern time on Tuesday, May 24, 2016.

The enclosed Notice of Annual Meeting of Stockholders and Proxy Statement describe the formal business to be transacted. Also enclosed for your review is our Annual Report to Stockholders, which contains detailed information concerning our activities and operating results.

The Annual Meeting is being held so that stockholders may vote upon the election of directors, the ratification of the appointment of Baker Newman & Noyes, P.A., LLC (“BNN”) as our independent registered public accounting firm for the year ending December 31, 2016, and any other business that properly comes before the Annual Meeting.

Our Board of Directors has determined that approval of each of the matters to be considered at the Annual Meeting is in the best interests of Pilgrim Bancshares and our stockholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote “FOR” the election of directors, and “FOR” the ratification of the appointment of BNN as our independent registered public accounting firm for the year ending December 31, 2016.

On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible, even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the Annual Meeting. Your vote is important, regardless of the number of shares that you own.

Sincerely,

Francis E. Campbell

President and Chief Executive Officer

Pilgrim Bancshares, Inc.
40 South Main Street
Cohasset, Massachusetts 02025
(781) 383-0541

NOTICE OF
ANNUAL MEETING OF STOCKHOLDERS
To Be Held On Tuesday, May 24, 2016

Notice is hereby given that the Annual Meeting of Stockholders (the “Annual Meeting”) of Pilgrim Bancshares, Inc. (the “Company”) will be held at the Red Lion Inn, located at 71 South Main Street, Cohasset, Massachusetts at 1:00 p.m., on Tuesday, May 24, 2016.

A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed.

The Annual Meeting is being held so that stockholders may vote on the following matters:

1.	The election of two directors of Pilgrim Bancshares, Inc.;

2.	The ratification of the appointment of Baker Newman & Noyes, P.A., LLC as the Company’s independent registered public accounting firm for the year ending December 31, 2016; and

such other matters as may properly come before the Annual Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Annual Meeting.

Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on any date or dates to which the Annual Meeting may be adjourned. Stockholders of record at the close of business on March 31, 2016 are the stockholders entitled to vote at the Annual Meeting, and any adjournments thereof.

EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. A PROXY MAY BE REVOKED BY FILING WITH THE COMPANY’S SECRETARY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE PERSONALLY AT THE ANNUAL MEETING.

The Company’s proxy statement, Annual Report to Stockholders and proxy card are available on http://www.envisionreports.com/PLRM.

BY ORDER OF THE BOARD OF DIRECTORS

Edward T. Mulvey, Corporate Secretary

Cohasset, Massachusetts

April 18, 2016

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE US THE EXPENSE OF FURTHER REQUESTS FOR PROXIES. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

Proxy Statement

of

Pilgrim Bancshares, Inc.

40 South Main Street
Cohasset, Massachusetts 02025
(781) 383-0541

ANNUAL MEETING OF STOCKHOLDERS
To be Held on Tuesday, May 24, 2016

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Pilgrim Bancshares, Inc. (the “Company”) to be used at the Company’s 2016 Annual Meeting of Stockholders (the “Annual Meeting”), which will be held at the Red Lion Inn, located at 71 South Main Street, Cohasset, Massachusetts at 1:00 p.m., Eastern time, on Tuesday, May 24, 2016, and all adjournments of the Annual Meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about April 18, 2016.

 REVOCATION OF PROXIES

Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies solicited on behalf of the Company’s Board of Directors will be voted in accordance with the directions given thereon. Where no instructions are indicated, validly executed proxies will be voted “FOR” the proposals set forth in this Proxy Statement.

The Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxy holder’s discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, which may properly come before the Annual Meeting or any adjournments thereof.

Proxies may be revoked by sending written notice of revocation to the Company’s Secretary at the Company’s address shown above, the submission of a later-dated proxy, or by voting in person at the Annual Meeting. The presence at the Annual Meeting of any stockholder who had returned a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the Annual Meeting or delivers a written revocation to the Company’s Secretary prior to the voting of such proxy.

 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Holders of record of the Company’s common stock, par value $0.01 per share, as of the close of business on March 31, 2016 (the “Record Date”) are entitled to one vote for each share then held. As of the Record Date, the Company had 2,189,489 shares of common stock issued and outstanding. The presence in person or by proxy of a majority of the outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the Annual Meeting.

In accordance with the provisions of the Company’s Articles of Incorporation, record holders of common stock who beneficially own in excess of 10% of the outstanding shares of common stock (the “Limit”) are not entitled to any vote with respect to the shares held in excess of the Limit. The Company’s Articles of Incorporation authorize the Board of Directors (i) to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit supply information to the Company to enable the Board of Directors to implement and apply the Limit.

1

As to the election of directors, the proxy card being provided by the Board of Directors enables a stockholder to vote FOR the election of the nominees proposed by the Board of Directors, to WITHHOLD AUTHORITY to vote for all the nominees being proposed or to vote FOR ALL EXCEPT one or more of the nominees being proposed. Directors are elected by a plurality of votes cast, without regard to either broker non-votes or proxies as to which the authority to vote for the nominees being proposed is withheld. Plurality means that individuals who receive the largest number of votes cast are elected, up to the maximum number of directors to be elected at the Meeting.

As to the ratification of the Company’s independent registered public accounting firm, the proxy card being provided by the Board of Directors enables a stockholder to: (i) vote FOR the proposal; (ii) vote AGAINST the proposal; or (iii) ABSTAIN from voting on the proposal. The ratification of the Company’s independent registered public accounting firm must be approved by the affirmative vote of a majority of the votes cast without regard to broker non-votes or proxies marked ABSTAIN.

In the event at the time of the Annual Meeting there are not sufficient votes for a quorum or to approve or ratify any matter being presented, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

Proxies solicited hereby will be returned to us and will be tabulated by an Inspector of Election designated by the Company’s Board of Directors.

Participants in the ESOP Plan. If you participate in the Pilgrim Bank Employee Stock Ownership Plan (the “ESOP”), you will receive a vote authorization form that reflects all shares you may direct the trustee to vote on your behalf under the plan. Under the terms of the ESOP, the ESOP trustee votes all shares held by the ESOP, but each ESOP participant may direct the trustee how to vote the shares of common stock allocated to his or her account. The ESOP trustee, subject to the exercise of its fiduciary responsibilities, will vote all unallocated shares of Pilgrim Bancshares common stock held by the ESOP and all allocated shares for which no voting instructions are received in the same proportion as shares for which it has received timely voting instructions. The deadline for returning your voting instructions is May 17, 2016.

2

Persons and groups who beneficially own in excess of five percent of the Company’s common stock are required to file certain reports with the Securities and Exchange Commission (the “SEC”) regarding such ownership. The following table sets forth, as of March 31, 2016, the Record Date, the shares of common stock beneficially owned by the Company’s named executive officers and directors individually, by executive officers and directors as a group, and by each person or group known by us to beneficially own in excess of five percent of the Company’s common stock. The mailing address for each of our directors and executive officers and the Pilgrim Bank Employee Stock Ownership Plan is 40 South Main Street, Cohasset, Massachusetts.

Name and Address of Beneficial Owners	Amount of Shares Owned and Nature of Beneficial Ownership(1), (2)		Percent of Shares of Common Stock Outstanding

Five Percent Stockholders

Pilgrim Bank ESOP Trust, 2321 Kochs Lane, P.O. Box 4005, Quincy, IL 62305	179,807	(3)	8.08%

Wellington Management Group LLP, 280 Congress Street, Boston, MA 02210	215,911	(4)	9.61%
Wellington Management Group LLP
Wellington Trust Company, NA
Wellington Trust Company, National Association Multiple Common Trust Funds Trust, Micro Cap Equity Portfolio

Maltese Capital Management LLC, 150 East 52nd Street, 30th Floor, New York, New York 10022	125,900	(5)	5.60%

Directors and Executive Officers

Francis E. Campbell, President, Chief Executive Officer and Chairman of the Board	19,800	(6)	*
Melissa J. Browne, Director	10,000	(7)	*
J. Michael Buckley, Director	2,150	(8)	*
Steven T. Golden, Director	20,000	(9)	*
Ronald H. Goodwin, Director	10,000	(10)	*
Mary E. Granville, Director	20,000	(11)	*
Charles J. Humphreys, Director	1,000	(12)	*
Brian W. Noonan, Director	9,000	(13)	*
Joseph P. Reilly, Director	11,000	(14)	*
Christopher G. McCourt, Senior Vice President, Chief Financial Officer and Treasurer	15,550	(15)	*
Joan A. MacIntyre, Senior Vice President and Chief Information Officer	1,000	(16)	*
Nancy J. Joseph, Vice President / Residential Loan Officer	300	(17)	*
Stephen K. Lucitt, Vice President / Commercial Loan Officer	5,200	(18)	*
Edward T. Mulvey, Secretary and Clerk	6,000	(19)	*

All directors and executive officers as a group (14 persons)	131,000		5.98%

*	Less than 1%.
(1)	In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, a person is deemed to be the beneficial owner for purposes of this table, of any shares of common stock if he has shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the date as of which beneficial ownership is being determined. As used herein, “voting power” is the power to vote or direct the voting of shares and “investment power” is the power to dispose or direct the disposition of shares, and includes all shares held directly as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting or investment power.
(2)	11,987 shares held in our employee stock ownership plan have been allocated to participant accounts.
(3)	Based on Schedule 13G filed February 10, 2016 showing ownership as of December 31, 2015.
(4)	Based on Schedule 13G filed February 12, 2015 showing ownership as of December 31, 2014.
(5)	Based on Schedule 13G filed February 10, 2016 showing ownership as of December 31, 2015.
(6)	Includes (i) 1,000 shares of common stock held directly by Mr. Campbell, (ii) 16,750 shares of common stock held in Mr. Campbell’s IRA account, (iii) 600 shares of common stock held in the name of Mr. Campbell’s wife’s IRA account, (iv) 550 shares of common stock in the name of Mr. Campbell’s son and (v) 900 shares of common stock for Mr. Campbell as custodian of the shares in the name of Mr. Campbell’s grandson.

3

(7)	Comprised of 10,000 shares of common stock held directly by Ms. Browne.
(8)	Comprised of 2,150 shares of common stock held directly by Mr. Buckley.
(9)	Comprised of 20,000 shares of common stock held in Dr. Golden’s IRA account.
(10)	Comprised of 10,000 shares of common stock held directly by Mr. Goodwin.
(11)	Comprised of 20,000 shares of common stock held directly by Ms. Granville.
(12)	Comprised of 1,000 shares of common stock held directly by Mr. Humphreys.
(13)	Includes (i) 8,000 shares of common stock held in Mr. Noonan’s IRA account, (ii) 500 shares of common stock held in the name of Mr. Noonan’s wife and (iii) 500 shares of common stock held in the name of Mr. Noonan’s daughter.
(14)	Includes (i) 10,000 shares of common stock held in Mr. Reilly’s IRA account and (ii) 1,000 shares of common stock held directly by Mr. Reilly’s wife.
(15)	Includes (i) 2,400 shares of common stock held directly by Mr. McCourt, (ii) 12,500 shares of common stock held in Mr. McCourt’s IRA account and (iii) 650 shares of common stock held in Mr. McCourt’s wife’s IRA account.
(16)	Includes (i) 143 shares of common stock held directly by Mrs. MacIntyre and (ii) 857 shares of common stock held in Mrs. MacIntyre’s IRA account.
(17)	Comprised of 300 shares of common stock held directly by Ms. Joseph.
(18)	Includes (i) 100 shares of common stock held directly by Mr. Lucitt and (ii) 5,100 shares of common stock held in Mr. Lucitt’s IRA account.
(19)	Comprised of 6,000 shares of common stock held directly by Mr. Mulvey.

PROPOSAL I - ELECTION OF DIRECTORS

The Company’s Board of Directors is comprised of nine members. The Company’s bylaws provide, and the terms of the Company’s Board of Directors are classified so, that approximately one-third of the directors are to be elected annually. The Company’s directors are generally elected to serve for a three-year period and until their respective successors shall have been elected and shall qualify. Three directors will be elected at the Annual Meeting. The Company’s Nominating Committee has nominated Francis E. Campbell and Joseph P. Reilly, each to serve as directors for three-year terms. Each of the nominees is currently a member of the Board of Directors, and each has agreed to serve, if elected.

It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to one or more nominees) will be voted at the Annual Meeting for the election of the nominees identified below. If the nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such other substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why the nominees might be unable to serve, if elected. Except as indicated herein, there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected.

The Board of Directors recommends a vote “FOR” each of the nominees listed in this Proxy Statement.

The Business Background of the Company’s Directors

The business experience for the past five years of each of the Company’s directors and executive officers is set forth below. With respect to directors, the biographies also contain information regarding the person’s experience, qualifications, attributes or skills that caused the Nominating and Corporate Governance Committee and the Board of Directors to determine that the person should serve as a director. Each director is also a director of Pilgrim Bank (the “Bank”). Unless otherwise indicated, directors have held their positions for the past five years.

4

Nominees

Francis E. Campbell, age 62, is our President and Chief Executive Officer and serves as Chairman of our Board of Directors. He has been employed with Pilgrim Bank since 1999 in a variety of roles, including CFO and Senior Loan Officer. He has served as President and Chief Executive Officer since 2002 and Chairman of the Board since 2007. Mr. Campbell has over 35 years of community banking experience. Mr. Campbell has extensive ties to the community that support our business generation. Mr. Campbell was selected to serve as a Director because his extensive experience in a variety of roles at Pilgrim Bank and other community banking institutions provides a broad and unique perspective on the challenges facing our organization and on our business strategies and operations.

Joseph P. Reilly, age 64, has been the owner and principal of Joseph P. Reilly Inc., a consulting firm providing tax, accounting and other services to small businesses, for 20 years. Director since 2004. Mr. Reilly was selected to serve as a Director because his experience managing his own business and his experience providing tax and accounting services provides insight with respect to general business operations as well as experience reviewing financial statements.

Directors Continuing in Office

Melissa J. Browne, age 60, is a principal of MJB Agency, a marketing, communications and public relations firm, and is a licensed realtor with Coastal Countryside Properties. Director since 2007. She has over 25 years’ experience in the investment advisory, brokerage, mortgage banking and financial services industries. Ms. Browne was selected to serve as a Director because her experience in commercial real estate brings a unique perspective to our operations, particularly her experience in marketing and public relations, which provides insight into our marketing efforts in the community, and because her extensive involvement in our community provides insight into the needs of customers in our community, particularly real estate lending needs.

J. Michael Buckley, age 52, is currently the Town Accountant for the towns of Hull and Pembroke, Massachusetts, and until 2010 served as the Finance Director of the Town of Cohasset, Massachusetts. Director since 2005. Mr. Buckley was selected to serve as a Director because his extensive experience in municipal finance provides a unique perspective with respect to the preparation and review of our financial statements, the supervision of our independent auditors and the review and oversight of our financial controls and procedures and our accounting practices. In addition, his service to municipalities in our market area provides insight on the business environment and needs of customers in our market area.

Brian W. Noonan, age 70, served as the Chief of Police of the Town of Cohasset from March 1993 until his retirement in March 2002, and on the police force of the Town of Cohasset since August 1974. Director since 1998. Mr. Noonan was selected to serve as a Director because his years of service as a law enforcement officer in our community provides extraordinary insight into the economic and business needs of our community, as well as insight into where we can best serve our community in other ways, including charitable donations.

Steven T. Golden, age 64, is a physician, part of Cohasset Family Practice, a family medical practice that has been operating in Cohasset since 1981. This is part of Healthcare South, P.C., a primary care group practice with 10 sites where he holds the position of President and Medical Director. Director since 1997. Dr. Golden was selected to serve as a Director because his experience managing his own business provides insight with respect to general business operations and because his service to the community provides unique perspective on the needs of customers in our market area.

5

Ronald H. Goodwin, age 64, is the owner of Goodwin Graphics, Inc., a screen-printing and graphics business that he founded in 1976. Director since 1998. Mr. Goodwin was selected to serve as a Director because his experience of founding and managing his own business provides insight with respect to general business operations as well as experience reviewing financial statements.

Mary E. Granville, age 63, is President of The Appraisers Collaborative. Established in 1980, the firm provides valuation and appraisal services to a wide variety of clients with respect to residential, commercial and industrial properties. Prior to that, she worked for Frank D. Pietroski, MAI, Appraisers and Consultants. Director since 2007. Ms. Granville was selected to serve as Director because of extensive experience in the appraisal and valuation industries which provides a unique perspective with regard to the underwriting risks associated with our lending practices and valuable insight into trends in real estate in our market area.

Executive Officers of Pilgrim Bancshares, Inc. and Pilgrim Bank

The following table sets forth information regarding the executive officers of Pilgrim Bancshares, Inc. and Pilgrim Bank and their ages as of December 31, 2015. The executive officers of Pilgrim Bancshares, Inc. and Pilgrim Bank are elected annually.

Name	Age	Position

Francis E. Campbell	62	President, Chief Executive Officer and Chairman
Christopher G. McCourt	55	Senior Vice President, Chief Financial Officer and Treasurer
Joan A. MacIntyre(1)	59	Senior Vice President of Operations
Nancy J. Joseph(1)	55	Vice President and Residential Loan Officer
Stephen K. Lucitt(1)	53	Vice President and Commercial Loan Officer
Edward T. Mulvey	80	Secretary and Clerk
(1)	Not an officer of Pilgrim Bancshares, Inc.

Meetings and Committees of the Board of Directors

We conduct business through meetings of our Board of Directors and its committees. During 2015, the Board of Directors of Pilgrim Bank and Pilgrim Bancshares, Inc. met 12 times. No member of the Board or any committee thereof attended fewer than 75% of the aggregate of: (i) the total number of meetings of the Board of Directors (held during the period for which he or she has been a director); and (ii) the total number of meetings held by all committees of the board on which he or she served (during the periods that he or she served).

The Board of Directors of Pilgrim Bancshares has established standing committees, including a Compensation Committee, a Nominating and Corporate Governance Committee and an Audit Committee. Each of these committees operates under a written charter, which governs its composition, responsibilities and operations. These charters may be found on our website located at www.bankpilgrim.com.

Board Independence

The Board of Directors has determined that each of the Company’s directors, with the exception of director Francis E. Campbell, is “independent” as defined in the listing standards of the Nasdaq Stock Market which the Company chooses to follow for purposes of such determination. Mr. Campbell is not independent because he is an executive officer of the Company.

6

Board Structure and Risk Oversight

Our Board of Directors is chaired by Francis E. Campbell, who is also our President and Chief Executive Officer. We believe our governance structure is appropriate given the size, limited market area and relatively non-complex operating philosophy of our organization. In addition, we have never engaged in a transaction with any affiliate of Mr. Campbell. As President and Chief Executive Officer of the Company and Pilgrim Bank, and having been employed by Pilgrim Bank in various roles for 15 years, Mr. Campbell is well positioned to understand the challenges faced by our organization. As a result, he can set our strategic direction, provide day-to-day leadership, and also set the agenda of the Board of Directors. We understand the risk that an inside Chairman could theoretically manage the Board of Directors’ agenda to limit the consideration of important issues relating to management.

To minimize the risk involved with having a joint Chairman and Chief Executive Officer, the independent directors meet in executive sessions periodically to discuss certain matters such as the chief executive officer’s performance and his annual compensation as well as our independent audit and internal controls. In addition, we have appointed Steven T. Golden, who has served as a director of Pilgrim Bank since 1997, as Vice Chairman of the Company. The Vice Chairman provides a source of leadership that is complimentary to that provided by the Chairman, but is independent of management. The Vice Chairman is responsible for providing input with respect to the preparation of agendas for meetings of the Board of Directors and committees, working with the Chairman and the corporate secretary to ensure that the Board of Directors has adequate resources and information to support its activities, serving as chair of Board of Directors meetings in the Chairman’s absence, educating the Board of Directors as to its responsibilities, chairing meetings of the independent directors and serving as a liaison between the Board of Directors and management and among individual directors. We intend to rotate the position of Vice Chairman every three years.

The Board of Directors is actively involved in oversight of risks that could affect Pilgrim Bancshares, Inc. This oversight is conducted in part through committees of the Board of Directors, but the full Board of Directors has retained responsibility for general oversight of risks. The Board of Directors satisfies this responsibility through full reports by each committee regarding its considerations and actions, regular reports directly from officers responsible for oversight of particular risks within Pilgrim Bancshares, Inc. as well as through internal and external audits. Risks relating to the direct operations of Pilgrim Bank are further overseen by the Board of Directors of Pilgrim Bank, who are the same individuals who serve on the Board of Directors of Pilgrim Bancshares, Inc. The Board of Directors of Pilgrim Bank also has additional committees that conduct risk oversight separate from Pilgrim Bancshares, Inc. Further, the Board of Directors oversees risks through the establishment of policies and procedures that are designed to guide daily operations in a manner consistent with applicable laws, regulations and risks acceptable to the organization.

The Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee consists of directors Steven T. Golden, who serves as Chairman, Ronald H. Goodwin and Brian W. Noonan, each of whom is considered “independent” as defined in the Nasdaq corporate governance listing standards. The functions of the Nominating and Corporate Governance Committee include the following:

•	to lead the search for individuals qualified to become members of the Board and to select director nominees to be presented for stockholder approval;

•	to review and monitor compliance with the requirements for board independence;

7

•	to review the committee structure and make recommendations to the Board regarding committee membership; and.

•	to develop and recommend corporate governance guidelines to the Board of Directors for its approval.

The Nominating and Corporate Governance Committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company’s business and who are willing to continue in service are first considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service, or if the Committee or the Board decides not to re-nominate a member for re-election, or if the size of the Board is increased, the Committee would solicit suggestions for director candidates from all Board members. In addition, the Committee is authorized by its charter to engage a third party to assist in the identification of director nominees. The Nominating and Corporate Governance Committee would seek to identify a candidate who at a minimum satisfies the following criteria:

•	has personal and professional ethics and integrity;

•	has had experiences and achievements that have given him or her the ability to exercise and develop good business judgment;

•	is willing to devote the necessary time to the work of the Board and its committees, which includes being available for Board and committee meetings;

•	is familiar with the communities in which the Company operates and/or is actively engaged in community activities;

•	is involved in other activities or interests that do not create a conflict with his or her responsibilities to us and the Company’s stockholders; and

•	has the capacity and desire to represent the balanced, best interests of the Company’s stockholders as a group, and not primarily a special interest group or constituency.

In addition, the Nominating and Corporate Governance Committee will also take into account whether a candidate satisfies the criteria for “independence” under the Nasdaq corporate governance listing standards and, if a nominee is sought for service on the Audit Committee, whether the candidate would satisfy the SEC’s independence standards applicable to members of the Company’s audit committee, the financial and accounting expertise of a candidate, including whether an individual qualifies as an audit committee financial expert.

The Company does not maintain a specific diversity policy, but diversity is considered in the Company’s review of candidates. Diversity includes not only gender and ethnicity, but the various perspectives that come from having differing viewpoints, geographic and cultural backgrounds, and life experiences.

8

Procedures for the Recommendation of Director Nominees by Stockholders

The Board of Directors has adopted a procedure by which stockholders may recommend nominees to the Nominating and Corporate Governance Committee. Stockholders who wish to recommend a nominee must write to the Company’s Secretary and such communication must include:

•	A statement that the writer is a stockholder and is proposing a candidate for consideration by the Nominating and Corporate Governance Committee;

•	The name and address of the stockholder as they appear on the Company’s books, and of the beneficial owner, if any, on whose behalf the nomination is made;

•	The class or series and number of shares of the Company’s capital stock that are owned beneficially or of record by such stockholder and such beneficial owner;

•	A description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder;
•	A representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the nominee named in the stockholder’s notice;

•	The name, age, personal and business address of the candidate, the principal occupation or employment of the candidate;

•	The candidate’s written consent to serve as a director;

•	All information relating to such person that would indicate such person’s qualification to serve on the Board of Directors of the Company;

•	An affidavit that the candidate would not be disqualified under the provisions of Article II, Section 12 of the Company’s Bylaws;

•	Such other information regarding the candidate or the stockholder as would be required to be included in the Company’s proxy statement pursuant to SEC Regulation 14A.

To be timely, a stockholder’s notice must be delivered or mailed to and received by the Secretary at the principal executive office of the Company not less than 110 days nor more than 120 days prior to prior to the anniversary of the prior year’s annual meeting of stockholders; provided, that if (A) less than 90 days’ prior public disclosure of the date of the meeting is given to stockholders and (B) the date of the annual meeting is advanced more than 30 days prior to or delayed more than 30 days after the anniversary of the preceding year’s annual meeting, such written notice also shall be timely if delivered or mailed to and received by the Secretary of the Company at the principal executive office of the Company not later than the tenth day following the day on which public disclosure of the date of such meeting is first made. The advance notice periods provided in this paragraph, once established by the initial notice or public disclosure of a date for the annual meeting of stockholders, shall remain in effect regardless of whether a subsequent notice or public disclosure shall provide that the meeting shall have been adjourned or that the date of the meeting shall have been postponed or otherwise changed from the date provided in the initial notice or public disclosure. The committee did not receive any stockholder-recommended nominees for inclusion in this Proxy Statement.

9

Stockholder Communications with the Board

Any of the Company’s stockholders who want to communicate with the Board of Directors or with any individual director can write to the Company’s Corporate Secretary, at 40 South Main Street, Cohasset, Massachusetts 02025. The letter should indicate that the author is a stockholder and if shares are not held of record, should include appropriate evidence of stock ownership. Depending on the subject matter, management will:

•	forward the communication to the director or directors to whom it is addressed;

•	attempt to handle the inquiry directly, for example, where it is a request for information about us or it is a stock-related matter; or

•	not forward the communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

At each Board meeting, management shall present a summary of all communications received since the last meeting that were not previously forwarded and make those communications available to the directors.

Code of Ethics

The Company has adopted a Code of Ethics that applies to the Company’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics is posted on the Company’s website at www.bankpilgrim.com A copy of the Code will be furnished without charge upon written request to the Secretary of the Company, 40 South Main Street, Cohasset, Massachusetts, 02025.

Attendance at Annual Meetings of Stockholders

The Company does not have a policy regarding director attendance at annual meetings of stockholders, although directors are encouraged to attend these meetings. It is expected that all of our directors will attend the 2016 Annual Meeting. At our 2015 Annual Meeting, eight of our nine directors attended the meeting.

Compensation Committee

The members of the Compensation Committee are directors Joseph P. Reilly, who serves as chairman, Melissa J. Brown and J. Michael Buckley, each of whom is considered “independent” as defined in the Nasdaq corporate governance listings standards.

The Compensation Committee approves the compensation objectives for the Company and Pilgrim Bank and establishes the compensation for the Chief Executive Officer and other executives. The Compensation Committee reviews all compensation components for the Company’s Chief Executive Officer and other highly compensated executive officers’ compensation including base salary, annual incentive, long-term incentives and other perquisites. In addition to reviewing competitive market values, the committee also examines the total compensation mix, pay-for-performance relationship, and how all elements, in the aggregate, comprise the executive’s total compensation package. Decisions by the Compensation Committee with respect to the compensation of executive officers are approved by the full Board of Directors.

10

Audit Committee

The Company’s Audit Committee consists of directors Joseph P. Reilly, who serves as Chairman, J. Michael Buckley, Ronald H. Goodwin and Charles J. Humphreys, each of whom is “independent” under the Nasdaq corporate governance listing standards and SEC Rule 10A-3. The Board has determined that Mr. Buckley qualifies as an “audit committee financial expert” as that term is used in the rules and regulations of the SEC.

The Audit Committee reviews the contents of and conclusions in audit reports prepared by the Company’s independent registered public accounting firm, reviews and approves the annual engagement of the Company’s independent registered public accounting firm, the Company’s audit and compliance related policies, and reviews with management and the Company’s independent registered public accounting firm, the Company’s financial statements and internal controls.

Audit Committee Report

As part of its ongoing activities, the Audit Committee has:

•	Reviewed and discussed with management our audited consolidated financial statements for the year ended December 31, 2015;

•	Discussed with the independent auditors the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board; and

•	Received the written disclosures and the letter from the independent auditor required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the Audit Committee concerning independence, and discussed with the independent auditor the independent auditor’s independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015.

This report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

The Audit Committee:

Joseph P. Reilly (Chairman)

J. Michael Buckley

Ronald H. Goodwin

Charles J. Humphreys

Section 16(a) Beneficial Ownership Reporting Compliance

Our executive officers and directors and beneficial owners of greater than 10% of the outstanding shares of common stock are required to file reports with the Securities and Exchange Commission disclosing beneficial ownership and changes in beneficial ownership of our common stock. Securities and Exchange Commission rules require disclosure if an executive officer, director or 10% beneficial owner fails to file these reports on a timely basis. Based on our review of ownership reports required to be filed for the year ended December 31, 2015, no executive officer, director or 10% beneficial owner of our shares of common stock failed to file ownership reports on a timely basis.

11

Executive Officer Compensation

Summary Compensation Table. The table below summarizes the total compensation paid to, or earned by, Mr. Campbell, who serves as our Chairman, President and Chief Executive Officer, Mr. McCourt, who serves as our Senior Vice President, Chief Financial Officer and Treasurer and Ms. MacIntyre, who serves as our Senior Vice President and Chief Information Officer for the years ended December 31, 2015, and December 31, 2014. We refer to these individuals as “Named Executive Officers.”

Name and Principal Position	Year	Salary ($)	Bonus(1) ($)	All Other Compensation ($)	Total ($)

Francis E. Campbell Chairman, President and Chief Executive Officer	2015	255,000	42,000	79,523 (2)	376,523
	2014	245,000	35,000	74,416	354,416

Christopher G. McCourt Senior Vice President, Chief Financial Officer and Treasurer	2015	145,600	20,000	13,892 (3)	179,492
	2014	138,000	12,000	12,198	162,198

Joan A. MacIntyre Senior Vice President and Chief Information Officer	2015	123,200	17,000	11,703 (3)	151,903
	2014	119,000	10,000	10,592	139,592

__________________________

(1)	2015 represents bonuses awarded under the Executive Annual Incentive Plan (AIP). 2014 represents discretionary bonus payments awarded to each Named Executive Officer under the Discretionary Bonus Plan.
(2)	The amounts represent (a) the taxable portion of the car allowance of $7,197 paid to Mr. Campbell in 2015; (b) $3,416 paid by the Bank in 2015 to Thorney Lea Golf Club for both business and personal use; (c) contributions of $13,250 paid by the Bank in 2015 to its 401k plan; (d) the aggregate number of shares allocated to Mr. Campbell’s ESOP account for the plan year 2015, the value of which was determined based on a $13.03 fair market value of Pilgrim Bancshares, Inc. stock as of December 31, 2015, of $9,916; and (e) $45,744 contributed by the Bank to Mr. Campbell under the Supplemental Executive Retirement Plan, established on October 10, 2014.
(3)	These amounts represent (a) contributions to the 401(k) plan for 2015 and for Mr. McCourt were $7,877; and for Ms. MacIntyre were $6,658 and (b) represents the aggregate number of shares allocated to the Named Executive Officer’s ESOP account for the plan year 2015, the value of which was determined based on a $13.03 fair market value of Pilgrim Bancshares, Inc. stock as of December 31, 2015, and for Mr. McCourt were $6,015; and for Ms. MacIntyre were $45,045.

Employment and Change in Control Agreements

Employment Agreement with Francis E. Campbell. On October 10, 2014, Pilgrim Bank entered into an employment agreement with Mr. Campbell. The employment agreement has an initial term of three years. At least 60 days prior to the anniversary date of the agreement, the disinterested members of the Board of Directors must conduct a comprehensive performance evaluation and affirmatively approve any extension of the agreement for an additional year or determine not to extend the term of the agreement. If the Board of Directors determines not to extend the term, Mr. Campbell must be notified, in writing, of the non-renewal at least 30 days, but not more than 60 days, prior to such date.

12

The employment agreement provides Mr. Campbell with a base salary, which is currently $255,000. The base salary may be increased, but not decreased (other than a decrease which is applicable to all senior officers). In addition to base salary, Mr. Campbell is entitled to participate in any bonus programs and benefit plans that are made available to management employees, and will be reimbursed for all reasonable business expenses incurred. Mr. Campbell is eligible to receive a car allowance of $750 per month, a health club membership of $60 per month and a golf club membership, the cost of which shall not exceed $4,200 per year.

In the event of Mr. Campbell’s involuntary termination of employment for reasons other than cause, disability or death, or in the event of his resignation for “good reason,” he will receive a severance payment equal two times his highest annual rate of base salary payable during the calendar year of his date of termination or any of the three calendar years immediately preceding his date of termination. Such payment will be payable in a lump sum within 30 days following Mr. Campbell’s date of termination. In addition, Mr. Campbell will be entitled receive from Pilgrim Bank continued life insurance and non-taxable medical and dental insurance coverage under the same cost-sharing arrangements that apply for active employees of Pilgrim Bank. Such coverage will cease upon the earlier of: (i) the date which is two years after Mr. Campbell’s date of termination or (ii) the date on which Mr. Campbell receives substantially similar benefits from another employer. For purposes of the employment agreement, “good reason” is defined as: (i) a material reduction in base salary or benefits (other than reduction by Pilgrim Bank that is part of a good faith, overall reduction of such benefits applicable to all employees); (ii) a material reduction in Mr. Campbell’s duties or responsibilities; (iii) a relocation of Mr. Campbell’s principal place of employment by more than 25 miles from Pilgrim Bank’s main office location; or (iv) a material breach of the employment agreement by Pilgrim Bank.

If Mr. Campbell’s involuntary termination of employment other than for cause, disability or death or voluntary resignation for “good reason” occurs on or after the effective date of a change in control of Pilgrim Bancshares, Inc. or Pilgrim Bank, he would be entitled to (in lieu of the payments and benefits described in the previous paragraph) a severance payment equal to three times his highest annual rate of base salary payable during the calendar year of his date of termination or either of the three calendar years immediately preceding his date of termination. Such payment will be payable in a lump sum within 30 days following Mr. Campbell’s date of termination. In addition, Mr. Campbell would be entitled, at no expense, to the continuation of substantially comparable life insurance and non-taxable medical and dental insurance coverage until the earlier of: (i) the date which is three years after his date of termination or (ii) the date on which he receives substantially similar benefits from another employer.

In addition, should Mr. Campbell become disabled, he will be entitled to disability benefits, if any, provided under a long-term disability plan sponsored by Pilgrim Bank. In the event of Mr. Campbell’s death while employed, his beneficiaries will be paid his base salary for one year following death, and his family will continue to receive non-taxable medical and dental coverage for one year thereafter.

Upon any termination of employment that would entitle Mr. Campbell to a severance payment (other than a termination in connection with a change in control), Mr. Campbell will be required to adhere to one-year non-competition and non-solicitation covenants.

Change in Control Agreements with Christopher G. McCourt and Joan A. MacIntyre. On October 10, 2014, Pilgrim Bank entered into change in control agreements with Mr. McCourt and Ms. MacIntyre. The agreements have an initial term of two years. At least 60 days prior to the anniversary date of the agreements, the disinterested members of the Board of Directors must conduct a comprehensive performance evaluation and affirmatively approve any extension of the agreements for an additional year or determine not to extend the term of the agreement. If the Board of Directors determines not to extend the term, the executive must be notified, in writing, of the non-renewal at least 30 days, but not more than 60 days, prior to such date.

13

In the event of the executive’s involuntary termination of employment other than for cause, disability or death, or voluntary resignation for “good reason” on or after the effective date of a change in control of Pilgrim Bancshares, Inc. or Pilgrim Bank, the executive would be entitled to a severance payment equal to two times his or her highest annual rate of base salary payable during the calendar year of the executive’s date of termination or either of the two calendar years immediately preceding his or her date of termination. Such payment will be payable in a lump sum within 30 days following the executive’s date of termination. In addition, the executive would be entitled to the continuation of substantially comparable life insurance and non-taxable medical and dental insurance coverage until the earlier of: (i) the date which is two years after his or her date of termination or (ii) the date on which the executive receives substantially similar benefits from another employer.

Notwithstanding the foregoing, the payments required under the agreements will be reduced to the extent necessary to avoid penalties under Section 280G of the Internal Revenue Code. For purposes of the change in control agreements, “good reason” is defined as: (i) a material reduction in the executive’s base salary or benefits (other than reduction by Pilgrim Bank that is part of a good faith, overall reduction of such benefits applicable to all employees); (ii) a material reduction in the executive’s duties or responsibilities; (iii) a relocation of the executive’s principal place of employment by more than 25 miles from Pilgrim Bank’s main office location; or (iv) a material breach of the agreements by Pilgrim Bank.

Director Compensation

Set forth below is a summary of the compensation for each of our non-employee directors for the year ended December 31, 2015.

Director Compensation
Name	Fees Earned or Paid in Cash (1) ($)	All Other Compensation(2) ($)	Total ($)
Melissa J. Browne	28,200	—	28,200
J. Michael Buckley	23,800	—	23,800
Steven T. Golden	10,250	—	10,250
Ronald H. Goodwin	18,450	—	18,450
Mary E. Granville	24,450	—	24,450
Charles J. Humphrey	18,450	—	18,450
Brian W. Noonan	24,950	—	24,950
Joseph P. Reilly	23,800	—	23,800

_______________________________

(1)	Includes fees paid to directors who serve on committees of Pilgrim Bank.
(2)	No director received any perquisites or benefits, in the aggregate, that was equal to or greater than $10,000.

Director Fees

Directors of the Company received fees per board and committee meetings attended for the year ended December 31, 2015. Each director was paid $800 for each board meeting attended. Each member of a committee of the Board of Directors received $650 for each committee meeting attended. No fees were paid to a director who is also an employee of the Bank. In addition, Pilgrim Bancshares, Inc. paid each director an additional annual retainer of $2,500, except that the Vice Chairman received an annual retainer of $7,200.

14

Transactions With Certain Related Persons

Loans and Extensions of Credit. The Sarbanes-Oxley Act of 2002 generally prohibits publicly traded companies from making loans to their executive officers and directors, but it contains a specific exemption from such prohibition for loans made by federally insured financial institutions, such as Pilgrim Bank, to their executive officers and directors in compliance with federal banking regulations. Federal regulations generally require that all loans or extensions of credit to executive officers, directors, immediate family members of executive officers and directors, or organizations with which executive officers and directors are affiliated, be made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans to persons not related to Pilgrim Bank, and not involve more than the normal risk of collectability or present other unfavorable features. At December 31, 2015, all of our loans to directors and executive officers were in compliance with such federal regulations. In addition, loans made to a director or executive officer must be approved in advance by a majority of the disinterested members of the Board of Directors. The aggregate amount of our loans to our executive officers and directors and their related entities was $401,000 at December 31, 2015. As of December 31, 2015, these loans were performing according to their original terms.

Other Transactions. Since the beginning of our last fiscal year, there have been no transactions and there are no currently proposed transactions in which we were or are to be a participant and the amount involved exceeds $120,000, and in which any of our executive officers and directors had or will have a direct or indirect material interest.

PROPOSAL II – RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Change in Auditors

The Company was notified that Shatswell, MacLeod & Company, P. C. (“Shatswell”), the Company’s prior independent registered public accounting firm, combined its audit practice (the “Merger”) with Baker Newman & Noyes, P. A., LLC (“BNN”). As a result of the Merger, effective August 17, 2015, Shatswell resigned as the Company’s independent registered public accounting firm and BNN, as the successor to Shatswell following the Merger, was engaged as the Company’s independent registered public accounting firm. The Company’s Audit Committee was notified of the Merger and the effective resignation of Shatswell and approved the engagement of BNN.

During the year ended December 31, 2014, and the subsequent interim period prior to the engagement of BNN, the Company did not consult with BNN regarding the application of accounting principles to a specific completed or proposed transaction or regarding the type of audit opinion that might be rendered by BNN on the Company’s financial statements, BNN did not provide any written or oral advice that was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue, and the Company did not consult with BNN regarding any of the matters or events set forth in Item 304(a)(2)(ii) of Regulation S-K.

15

The reports of Shatswell on the financial statements of the Company for the year ended December 31, 2014 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. In connection with its audit for the year ended December 31, 2014 and reviews of the Company’s financial statements through August 17, 2015, there were no disagreements with Shatswell on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Shatswell, would have caused them to make reference thereto in their reports, and there have been no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Shatswell with a copy of this disclosure prior to its filing with the Securities and Exchange Commission on a Current Report on Form 8-K and requested that Shatswell furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and, if it does not agree, the respects in which it does not agree. A copy of the letter, dated August 17, 2015, was filed as Exhibit 16.1 to the Company’s Current Report on Form 8-K, filed on August 17, 2015.

Ratification of Auditors

The Audit Committee of the Company’s Board of Directors has approved the engagement of BNN to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2016. Auditors are not deemed independent unless the Audit Committee has approved the engagement, or alternatively, the engagement is entered into pursuant to detailed pre-approval policies and procedures established by the Audit Committee which sets forth each specific service to be performed by the auditor.

At the Annual Meeting, stockholders will consider and vote on the ratification of the engagement of BNN for the year ending December 31, 2016. A representative of BNN is expected to attend the Annual Meeting to respond to appropriate questions and to make a statement if he or she so desires.

Audit Fees.   The aggregate fees billed for professional services rendered by BNN and Shatswell for the audit of the Company’s annual financial statements for 2015 and 2014 were $89,830 and $78,000, respectively.

Audit-Related Fees.   Fees billed for professional services rendered by BNN and Shatswell that were reasonably related to the performance of the audits described above were $0 and $224,200 for 2015 and 2014, respectively. The audit-related fees for 2014 include fees incurred in connection with the Company’s initial stock offering, including review of the SEC registration statement filed in connection therewith.

Tax Fees.   The aggregate fees billed for professional services by BNN and Shatswell for tax services were $7,700 and $18,500 for 2015 and 2014, respectively.

All Other Fees.   The aggregate fees billed for professional services by BNN and Shatswell, which related to Bank Secrecy Act and Unlawful Gambling Act compliance, were $0 and $6,400 for 2015 and 2014, respectively.

16

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditor

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to particular service or category of services and is generally subject to a specific budget. The independent auditors and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee pre-approved 100% of the tax fees and the other non-audit fees described above during 2015 and 2014.

The Audit Committee has considered whether the provision of non-audit services by BNN, relating primarily to tax services, is compatible with maintaining the independence of BNN. The Audit Committee concluded that performing such services would not affect the independence of BNN in performing its function as auditor of the Company.

In order to ratify the selection of BNN as the independent registered public accounting firm for 2016, the proposal must receive a majority of the votes cast, either in person or by proxy, in favor of such ratification.

The Board of Directors recommends a vote “FOR” the ratification of BNN as independent registered public accounting firm for 2016.

 STOCKHOLDER PROPOSALS

In order to be eligible for inclusion in the Company’s proxy materials for the Company’s 2017 Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company’s executive office, 40 South Main Street, Cohasset, Massachusetts, no later than December 20, 2016. Any such proposal will be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended, and as with any stockholder proposal (regardless of whether included in the Company’s proxy materials), the Company’s articles of incorporation and Bylaws and Maryland corporation law.

ADVANCE NOTICE OF BUSINESS TO BE CONDUCTED AT ANNUAL MEETING

The Company’s Bylaws generally provides that any stockholder desiring to make a proposal for new business at an annual meeting of stockholders or to nominate one or more candidates for election as directors must submit written notice filed with the Secretary of the Company not less than 110 days nor more than 120 days prior to the anniversary of the prior year’s annual meeting of stockholders; provided, that if (A) less than 90 days’ prior public disclosure of the date of the meeting is given to stockholders and (B) the date of the annual meeting is advanced more than 30 days prior to or delayed more than 30 days after the anniversary of the preceding year’s annual meeting, such written notice also shall be timely if delivered or mailed to and received by the Secretary of the Company at the principal executive office of the Company not later than the tenth day following the day on which public disclosure of the date of such meeting is first made. The notice must include the stockholder’s name, record address, and number of shares owned, describe briefly the proposed business, the reasons for bringing the business before the annual meeting, and any material interest of the stockholder in the proposed business. In the case of nominations to the Board of Directors, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require the Company to include in the proxy statement and proxy relating to an annual meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

17

The 2017 annual meeting of stockholders is expected to be held on May 23, 2017. Accordingly, for the 2017 annual meeting of stockholders, the notice would have to be received between January 25, 2017 and February 4, 2017.

 OTHER MATTERS

The Board of Directors is not aware of any business to come before the Annual Meeting other than the matters described above in this Proxy Statement. However, if any matters should properly come before the Annual Meeting, it is intended that holders of the proxies will act as directed by a majority of the Board of Directors, except for matters related to the conduct of the Annual Meeting, as to which they shall act in accordance with their best judgment.

MISCELLANEOUS

The Company will bear the cost of solicitation of proxies and the Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock. In addition to solicitations by mail, the Company’s directors, officers and regular employees may solicit proxies personally, by telephone or by other forms of communication without additional compensation.

The Company’s proxy statement, Annual Report to Stockholders and proxy card are available on http://www.envisionreports.com/PLRM.

THE COMPANY’S 2015 ANNUAL REPORT TO STOCKHOLDERS IS BEING FURNISHED TO STOCKHOLDERS. COPIES OF ALL OF THE COMPANY’S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION ARE AVAILABLE WITHOUT CHARGE BY WRITING TO THE COMPANY AT 40 SOUTH MAIN STREET, COHASSET, MASSACHUSETTS 02025, ATTENTION: CORPORATE SECRETARY.

BY ORDER OF THE BOARD OF DIRECTORS

Edward T. Mulvey

Corporate Secretary

Cohasset, Massachusetts
April 18, 2016

18

REVOCABLE PROXY

PILGRIM BANCSHARES, INC.
ANNUAL MEETING OF STOCKHOLDERS
May 24, 2016

The undersigned hereby appoints the official proxy committee consisting of the Board of Directors of Pilgrim Bancshares, Inc. (the “Company”) with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held at the Red Lion Inn, located at 71 South Main Street, Cohasset, Massachusetts at 1:00 p.m., Eastern time on Tuesday, May 24, 2016. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:

		FOR	WITHHELD	FOR ALL EXCEPT
1.

The election as directors of the nominees listed below each to serve for a three-year term.

Francis E. Campbell

Joseph P. Reilly

INSTRUCTION: To withhold your vote for one or more nominees, mark “For all Except” and write the name(s) of the nominee(s) on the line(s) below.

__________________________________

__________________________________

		☐	☐	☐
		FOR	AGAINST	ABSTAIN
2.	The ratification of the appointment of Baker Newman & Noyes, P. A., LLC as the Company’s independent registered public accounting firm for the year ending December 31, 2016.	☐	☐	☐

The Board of Directors recommends a vote “FOR” each of the listed proposals.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED ABOVE. IF ANY OTHER BUSINESS IS PROPERLY PRESENTED AT SUCH ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THE MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the shareholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting.

The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders and proxy statement, both dated April 18, 2016 and audited financial statements.

Dated: _____________________________	☐ Check Box if You Plan
to Attend Annual Meeting

___________________________________	___________________________________
PRINT NAME OF SHAREHOLDER	PRINT NAME OF SHAREHOLDER

___________________________________	___________________________________
SIGNATURE OF SHAREHOLDER	SIGNATURE OF SHAREHOLDER

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title.

Please complete and date this proxy and return it promptly
in the enclosed postage-prepaid envelope.